                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                                           [_] Confidential, for Use of the
[_] Preliminary Proxy Statement                                Commission Only (as permitted by
                                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                   OPTi Inc.
              --------------------------------------------------
               (Name of Registrant as specified in its charter)

                                   OPTi Inc.
              --------------------------------------------------
                  (Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid: N/A

   (2)  Form, Schedule, or Registration Statement No.: N/A

   (3)  Filing Party: N/A

   (4)  Date Filed: N/A

                                   OPTi INC.

                               ----------------

                    Notice of Annual Meeting of Shareholders
                               September 28, 2000

                               ----------------

TO THE SHAREHOLDERS:

   NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of OPTi Inc., a California corporation ("OPTi" or the "Company"), will be held on September 28, 2000 at 10:00 a.m., local time, at the Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054, for the following purposes:

     1. To elect four directors to serve for the ensuing year and until their successors are elected;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only shareholders of record at the close of business on July 31, 2000 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.

   All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          Sincerely,

                                          /s/ Douglas E. Gans
                                          Douglas E. Gans
                                          Secretary

Santa Clara, California
August 29, 2000


 IMPORTANT: All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                   OPTi INC.

            PROXY STATEMENT FOR 2000 ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of OPTi Inc. ("OPTi" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 28, 2000 at 10:00 a.m., local time, or at any postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054. The telephone number at that location is (408) 496-6400.

   These proxy solicitation materials were mailed on or about August 29, 2000 to all shareholders entitled to vote at the meeting.

Purposes of the Annual Meeting

   The purposes of the Annual Meeting are to (i) elect four directors to serve for the ensuing year and until their successors are duly elected and qualified,
(ii) ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2000, and (iii) transact such other business as may properly come before the Annual Meeting and at any and all postponements or adjournments thereof.

Record Date and Share Ownership

   Only shareholders of record at the close of business on July 31, 2000 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. At the Record Date, 11,645,970 shares of the Company's Common Stock were issued and outstanding. For information regarding security ownership by management and by 5% shareholders, see "OTHER INFORMATION--Share Ownership of Directors, Officers and Certain Beneficial Owners." The closing price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $4.69 per share.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal executive offices, 3393 Octavius Drive, 2nd Floor, Santa Clara, California, 95054, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

   Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder deems fit, provided that votes cannot be cast for more than four (4) candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one (1) vote.

   Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; and (ii) FOR ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal 2000. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote the shares they represent as the Board of Directors may recommend.

   The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

Deadline for Receipt of Shareholder Proposals

   Proposals of shareholders of the Company which are intended to be presented by such shareholders at the 2001 Annual Meeting of Shareholders must be received by the Company no later than May 31, 2001 in order to have them included in the proxy statement and form of proxy relating to that meeting.

   In addition, proposals of the Company's shareholders that such shareholders intend to present at the Company's 2001 Annual Meeting, but not include in the Company's Proxy Statement and form of Proxy relating to the 2001 Annual Meeting (a "Non-Rule 14a-8 Proposal"), must be received by the Company at the Company's offices no later than July 15, 2001 and no earlier than June 1, 2001. In the event that the Company does not receive timely notice with respect to a Non-Rule 14a-8 Proposal, management of the Company would use its discretionary authority to vote the shares it represents as the Board of Directors may recommend.

Fiscal Year End

   The Company's fiscal year ends on December 31. Fiscal 1999 ended on December 31, 1999 and is referred to herein as the "Last Fiscal Year."

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

Directors and Nominees for Directors

   A board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

                 THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A
                     VOTE "FOR" THE NOMINEES LISTED BELOW.

Nominees for Director

   The names of the nominees, each of whom is currently a director of the Company, and certain information about them is set forth below, including information furnished by them as to their principal occupations for the last five (5) years and their ages as of the Record Date.

                                                                                          Director
Name of Nominee          Age Position with the Company                                     Since
---------------          --- -------------------------                                    --------
Bernard T. Marren.......  64 President, Chief Executive Officer and Chairman of the Board   1996

Stephen A. Dukker(1)....  47 Director                                                       1993

Kapil K. Nanda(1)(2)....  54 Director                                                       1996

William Welling(1)(2)...  67 Director                                                       1998

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

   Bernard T. Marren has served as President and Chief Executive Officer of the Company since May 1998. Mr. Marren was elected as a director in May 1996. Mr. Marren founded Western Microtechnology Inc., a distributor of electronic systems and semiconductor devices. He served as its President from 1977 to 1994. He also founded and was the first President of SIA (the Semiconductor Industry Association). Mr. Marren is also a director of three private companies.

   Stephen A. Dukker was elected as a director of the Company in January 1993. He is currently President and Chief Executive Officer of eMachines where he has been employed since mid 1998. He was a Senior Vice President of Merchandising at Computer City from October 1997 to August 1998. He served as President of OPTi Inc. from January of 1996 to October 1997. From May 1994 to mid 1995, Mr. Dukker served as President of VideoLogic, Inc., a supplier of video and graphics add-on boards. From June 1991 through October 1993, he served as a Senior Vice President of CompUSA, Inc., a chain of discount computer superstores. During that time he was also a member of the Executive Committee of CompUSA and President of its Compudyne Computer manufacturing and mail order subsidiaries. Prior to joining CompUSA, Mr. Dukker was President of PC Brand, Inc., a manufacturer and mail order distributor of PC products from January 1988 to May 1991.

   William Welling was elected as a director in August 1998. He is currently Chairman and CEO of @ Com Corporation, a telecommunications software company. Since 1983 he has been Managing Partner of Venture Growth Associates, an investment firm. Mr. Welling also serves as a director on the boards of several private companies.

   Kapil K. Nanda was elected as a director in May 1996. Mr. Nanda is currently President of InfoGain Corporation, a software and development consulting company, which he founded in 1990. Prior to 1990, Mr. Nanda held various positions at Altos Computer Systems, a personal computer manufacturing company, from 1981 to 1989. He served as Vice President of Engineering from 1984 to 1989. From 1974 to 1981, Mr. Nanda was employed at Intel Corporation, serving as Manager, Software Engineering from 1976 to 1981. Mr. Nanda holds a B.S. in Engineering from the University of Punjab, India, an M.S. in Engineering from the University of Kansas, and an M.B.A. from the University of Southern California.

Vote Required

   The four (4) nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law.

Board Meetings and Committees

   During the Last Fiscal Year, the Board of Directors held a total of eight
(8) meetings. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director.

   The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee met one (1) time during the Last Fiscal Year. On May 5, 2000, the Board of Directors adopted a written charter for the Audit Committee. The charter is attached hereto as Appendix A.

   The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee met one (1) time during the Last Fiscal Year.

   The Board of Directors currently has no nominating committee or other committee performing a similar function.

Director Compensation

   Non-employee members of the Board of Directors are currently compensated at the rate of $1,000 per Board meeting attended, plus out-of-pocket expenses for attending such meetings. In addition, non-employee directors are eligible to participate in the Company's 1993 Director Stock Option Plan.

                               PROPOSAL NUMBER 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   Ernst & Young LLP has audited the Company's financial statements for each fiscal year since the Company's inception. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Recommendation

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

                               OTHER INFORMATION

Executive Officers

   In addition to Mr. Marren, the following person was an executive Officer of the Company as of the Record Date:

Name                                   Age               Position
----                                   ---               --------
Douglas E. Gans.......................  56 Chief Financial Officer and Secretary

   Douglas E. Gans was appointed Chief Financial Officer of the Company in January 2000. Mr. Gans has over 30 years of financial management experience. He is a consultant to the Company working for The Brenner Group, Inc. From 1991 to 1999 he held the position of CFO at Asante Technologies, Inc, and Sunseeds Corporation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC") and with Nasdaq. Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with.

Share Ownership of Directors, Officers and Certain Beneficial Owners

   The following nominee table sets forth the beneficial ownership of Common Stock of the Company as of June 30, 2000 by: (i) each present director of the Company; (ii) each of the officers named in the table under the heading "EXECUTIVE COMPENSATION--Summary Compensation Table"; (iii) all current directors and executive officers as a group; and (iv) each person known to the Company who beneficially owns 5% or more of the outstanding shares of its Common Stock. The number and percentage of shares beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes shares as to which the individual has sole or shares voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of June 30, 2000 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole voting and investment power (one shares such powers with his or her spouse) with respect to the shares, shown as beneficially owned. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 11,645,970 shares of the Company's Common Stock were issued and outstanding as of June 30, 2000.

                                                                  Shares
                                                               Beneficially
                                                                   Owned
                                                             -----------------
Name                                                          Number   Percent
----                                                         --------- -------
Bernard T. Marren(1)........................................   133,121   1.1%
Michael Mazzoni(2)..........................................         0    *
Stephen Dukker..............................................    89,166    *
Kapil Nanda(3)..............................................    21,333    *
William Welling.............................................    13,333    *
MG Capital Management....................................... 1,181,950  10.1%
 1725 Kearny Street No. 1
 San Francisco, CA 94133
Dimension Fund Advisors.....................................   776,500   6.7%
 1299 Ocean Avenue, 11th Floor
 Santa Monica, CA 90401
Caxten International........................................   676,900   5.8%
 315 Enterprise Drive
 Plainsboro, NJ 08536
All Directors and Executive Officers as a group (5
 persons)(6)................................................   254,953   2.2%

--------
 *  Represents less than one percent.
(1) Includes 117,333 shares subject to stock option exercisable as of June 30, 2000 or within sixty (60) days thereafter.
(2) Mr. Mazzoni resigned and left OPTi in January 2000. At June 30, 2000 he owned no shares of OPTi stock and held no stock options.
(3) Includes 17,333 shares subject to stock option exercisable as of June 30, 2000 or within sixty (60) days thereafter.
(4) Includes shares pursuant to notes (1) and (3).

Summary Compensation Table

   The following table sets forth certain information with respect to the compensation paid by the Company for services rendered during fiscal years 1999, 1998, and 1997 to Bernard Marren and Michael Mazzoni (the "Named Officers"). The table lists the principal position held by each Named Officer in the Last Fiscal Year.

                                      Annual           Long-Term
                                   Compensation       Compensation
                                ------------------       Awards     All Other
Name                       Year Salary($) Bonus($)     Options(#)  Compensation
----                       ---- --------- --------    ------------ ------------
Bernard T. Marren......... 1999 $251,250  $420,000(1)       --         --
 President and Chief       1998  150,923       --       100,000        --
 Executive Officer         1997      --        --           --         --

Michael Mazzoni(1)........ 1999  145,763    69,525          --         --
 Chief Financial Officer   1998  136,475    50,000       45,000        --
                           1997   96,771    10,350          --         --

--------
(1) Includes $400,000 dividend paid, per agreement, on stock options outstanding.
(2) On January 31, 2000, Mr. Mazzoni resigned from his position as Chief Financial Officer of the Company.

Option Grants In Last Fiscal Year

   There were no options granted in the last fiscal year to the Named Officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

   The following table provides information with respect to option exercises in the Last Fiscal Year by the Named Officers and the value of such officer's unexercised options at December 31, 1999.

                                                                        Total Number of
                                              Total Value of       Unexercised In-the-Money
                                          Unexercised Options at    Options at Fiscal Year
                         Shares             Fiscal Year End(#)             End($)(1)
                          Acq.   Value   ------------------------- -------------------------
                         Exer.  Realized Exercisable Unexercisable Exercisable Unexercisable
                         ------ -------- ----------- ------------- ----------- -------------
Bernard T. Marren.......    --      --     100,000        --         $71,000        --
Michael Mazzoni......... 20,000  44,900     88,750        --         $ 7,100        --

--------
(1) Market value of underlying securities based on the closing price of the Company's Common Stock on December 31, 1999 on the Nasdaq National Market, minus the exercise price.

Compensation Committee Interlocks and Insider Participation

   In February 1993, the Company established a compensation committee of the Board of Directors which currently consists of Mr. Nanda and Mr. Welling.

Certain Transactions

   The Company's policy is that it will not make loans to, or enter into other transactions with, directors, officers or affiliates unless such loans or transactions are (i) approved by a majority of the Company's independent disinterested directors, (ii) may reasonably be expected to benefit the Company, and (iii) will be on terms no less favorable to the Company than could be obtained in arm's length transactions with unaffiliated third parties.

   Since the beginning of fiscal year 1999, the Company has not entered into any transactions or business relationships with its directors or executive officers for which disclosure is required pursuant to item 404 of regulation s-k promulgated by the Securities and Exchange Commission.

   The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

                        REPORT OF COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company as well as the compensation plans and specific compensation levels for executive officers. It also administers the Company's employee stock benefit plans and the 1993 Bonus Plan (the "Bonus Plan"). The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

   The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced to a very significant extent by the Company's financial performance. The Committee establishes the salaries of all of the Executive Officers by considering various factors, including the following: (i) the Company's financial performance for the past year, (ii) the opportunity of the Executive to participate in the Company's success through equity ownership and stock options, (iii) the salaries of executive officers in similar positions of comparably-sized companies, and (iv) the critical importance of cost control in the Company's business in light of ongoing competition. In addition to salary, the cash portion of the Company's executive compensation packages includes discretionary bonuses which are paid quarterly based on the Company's operating results. The Committee believes that the Company's executive Officer salaries and cash compensation are currently less than or comparable to the compensation paid to executives at similarly-sized businesses in the industry.

   The Company's Bonus Plan provides that the maximum aggregate bonuses to be paid to any individual Executive Officer in the year will in no event exceed two (2) times the base salary of such Executive Officer. In addition, the aggregate quarterly bonuses which may be paid to all Executive Officers will not exceed 5% of the Company's pre-tax, pre-bonus income for the quarter.

   Acting with the advice of the Committee, the Board of Directors periodically grants options to Executive Officers. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Committee believes that options motivate Executive Officers to manage the Company in a manner which will also benefit shareholders. Options are granted at the current market price on the date of grant.

   The compensation package for the Company's Chief Executive Officer, Bernard
T. Marren, includes three elements: (i) base salary, (ii) performance bonus and
(iii) stock options. The base salary was determined through a comparison of base salaries paid with respect to chief executive officers of other publicly-traded semiconductor companies located in Northern California. The performance bonus element has been established to provide variable bonus compensation to the CEO based on the Company's actual operating results during fiscal 1996 and thereafter, including both sales and net income measurements. The stock option award is intended to provide long-term compensation to the CEO based on the stock performance of the Company. The options vest over a four (4) year period. In general, the Committee believes that the compensation package of the CEO is closely tied to the financial performance of the Company and has a high degree of variability based on such performance.

                                          COMPENSATION COMMITTEE OF THE BOARD
                                           OF DIRECTORS

                                          Kapil Nanda

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of the Company's Common Stock (December 31, 1993) through the Last Fiscal Year end (December 31, 1999) for OPTi Inc., the CRSP Index for Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Nasdaq Electronic Components Stocks (the "Nasdaq Electronic Components Index"). The graph assumes that $100 was invested in the Company's Common Stock on December 31, 1993 at the initial public offering price and in the Nasdaq Index and the Nasdaq Electronic Components Index on December 31, 1993. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                                   OPTi Inc.

Prepared by the Center for Research in Security Prices
Produced on 7/14/00 including data to 12/31/99

                       [Performance Graph for OPTi Inc.]

CRSP Total Returns
Index for                  12/1994  12/1995  12/1996  12/1997  12/1998  12/1999
------------------         -------  -------  -------  -------  -------  -------

Opti Inc.                   $100.0     51.6     32.5     43.3     29.4     73.0
Nasdaq Stock Market
  (US Companies)            $100.0    141.3    173.9    213.1    300.4    557.4
Nasdaq Electronic
  Components Stocks         $100.0    166.5    288.3    302.3    466.9    868.3
SIC 3670-3679 US & Foreign

Notes:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The Indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval based on the fiscal year-end is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.00 on 12/30/1994.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

   It is important that your shares of stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Douglas E. Gans
                                          Douglas E. Gans
                                          Secretary

Dated: August 29, 2000

                                                                       Exhibit A

                                   OPTi INC.

                            AUDIT COMMITTEE CHARTER

                               BOARD OF DIRECTORS

                                  Organization

   This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

                              Statement of Policy

   The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established b management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

                         Responsibilities and Processes

   The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

  . The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

  . The Committee shall discuss the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  . The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

  . The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                  DETACH HERE




                                     PROXY

                                   OPTi INC

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of OPTi Inc. (the "Company"), hereby appoints Bernard T. Marren and Douglas E. Gans and each of them, with power of substitution to each true and lawful attorneys, agents, and proxyholders of the undersigned and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company to be held of record by the undersigned on July 31, 2000 at the 2000 Annual Meeting of Shareholders of the Company to be held on Thursday, September 28, 2000 at 10:00 a.m., local time, at the Embassy Suites, 2885 Lakeside Drive, Santa Clara, California 95054, and any adjournments or postponement thereof.

--------------                                                    --------------
 SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
   SIDE                                                                SIDE
--------------                                                    --------------

[x] Please mark
    votes as in
    this example

  The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposal 1 and 2. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated August 29, 2000.

  1.  Election of Directors.                                      2.  APPOINTMENT OF INDEPENDENT          FOR     AGAINST    ABSTAIN
      Nominees: Bernard T. Marren, Stephen A. Dukker,                 AUDITORS                            [_]       [_]        [_]
                Kapil K. Nanda, and Willian H. Welling                To ratify the appointment of
                    FOR         WITHHELD                              Ernst & Young LLP as Independent
                    [_]           [_]                                 auditors of the Company for the
                                                                      fiscal year ending December 31,
                                                                      2000.

                                                                  3.  In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the
                                                                      meeting, or any adjournment.

[_]  _______________________________________
     For all nominees except as noted above                       Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.

                                                                  Please sign exactly as your name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.



Signature: ____________   Date: ________ Signature: ____________  Date: ________